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                           EXHIBIT 24

                        POWER OF ATTORNEY

         Each person whose signature appears below designates and appoints GERRY B. CAMERON, JUDITH L. RICE, and SHERYL W. DAWSON, and each of them, his true and lawful attorneys-in-fact and agents to sign a registration statement on Form S-8 to be filed by U. S. Bancorp, an Oregon corporation, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the purpose of registering the maximum number of shares of common stock, $5 par value, of U. S. Bancorp which may be issued upon the exercise of options to be issued upon the conversion of outstanding employee stock options to purchase shares of common stock, $1 par value, of West One Bancorp upon the consummation of the merger of West One Bancorp with and into U. S. Bancorp, as well as such options, together with any and all amendments (including post-effective amendments) to the registration statement. Each person whose signature appears below also grants full power and authority to these attorneys-in-fact and agents to take any action and execute any instruments that they deem necessary or desirable in connection with the preparation and filing of the registration statement, as fully as he could do in person, hereby ratifying and confirming all that the attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done.

         IN WITNESS WHEREOF, this power of attorney has been executed by each of the undersigned as of the 16th day of November, 1995.

Signature                              Title



/s/ Gerry B. Cameron         Chairman of the Board, Chief
Gerry B. Cameron             Executive Officer and President, and
                             Director (Principal Executive Officer)

/s/ Steven P. Erwin          Executive Vice President and
Steven P. Erwin              Chief Financial Officer (Principal
                             Financial and Accounting Officer)

/s/ Carolyn Silva Chambers   Director
Carolyn Silva Chambers



/s/ Franklin G. Drake        Director
Franklin G. Drake



/s/ Robert L. Dryden         Director
Robert L. Dryden


/s/ Joshua Green III         Director
Joshua Green III



/s/ Paul A. Redmond          Director
Paul A. Redmond



/s/ N. Stewart Rogers        Director
N. Stewart Rogers



/s/ Benjamin R. Whiteley     Director
Benjamin R. Whiteley